Exhibit 10.31

AMENDMENT TO REVOLVING CREDIT AGREEMENT AND NOTE

BETWEEN TEAM FINANCIAL, INC. AND US BANK

THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT AND NOTE (this “Amendment”) dated as of June 30, 2008, by and between:  TEAM FINANCIAL, INC., a Kansas corporation (“Borrower”); and U.S. BANK N.A., a national banking association (“Bank”); and has reference to the following facts and circumstances (the “Recitals”):

A.            Borrower and Bank executed the Revolving Credit Agreement dated March 18, 2004 (as amended, the “Agreement”), under which Borrower executed the Revolving Credit Note dated March 18, 2004, payable to Bank in the principal amount of up to $6,000,000 (as amended, the “Note”).

B.            The Agreement and the Note are secured by the collateral described in certain security documents, including, but not limited to the following (collectively, as amended, the “Security Documents”):

1.             Possessory Collateral Pledge Agreement dated March 18, 2004, executed by Team Financial Acquisition Subsidiary, Inc., in favor of Bank, and covering the property as more particularly described therein.

2.             Possessory Collateral Pledge Agreement dated September 30, 2004, executed by Post Bancorp, Inc., in favor of Bank, and covering the property as more particularly described therein.

3.             Uniform Commercial Code Financing Statement filed with the Kansas Secretary of State, and covering the property as more particularly described therein.

C.            The Agreement and the Note were previously amended (most recently as described in the Amendment to Loan Agreement and the Note dated as of December 31, 2007); Borrower desires to further amend the terms of the Agreement and the Note in the manner set forth herein; and Bank is willing to agree to said amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1.             Recitals.  The Recitals are true and correct, and, with the defined terms set forth herein, are incorporated by this reference.

2.             Amendment to Agreement.  Section 2.1 of the Agreement is deleted and substituted with the following:

“2.1         Revolving Credit Facility.  From time to time prior to October 15, 2008, or the earlier termination hereof pursuant to Article VI, Borrower may borrow from Bank up to the aggregate principal amount outstanding at any one time of up to Four Million Dollars ($4,000,000.00).  All advances hereunder will be evidenced by the Revolving Credit Note dated the date hereof, executed by Borrower, payable to the order of the Bank, in the principal amount of $4,000,000.00, as amended (the “Note”).  Although the Note will be expressed to be payable in the amount of $4,000,000.00, Borrower will be obligated to pay only the amount of advances actually disbursed hereunder, together with accrued interest on the outstanding balance at the rate(s) and on the dates specified therein, and such other charges provided for herein and in the Note.”

3.             Amendment to Note.  The Note is amended as follows:

(a)                                   The reference to “$6,000,000.00” at the top of page 1 of the Note is deleted and replaced with “$4,000,000.00.”

(b)                                  The first sentence on page 1 of the Note is deleted and replaced with the following:

“FOR VALUE RECEIVED, the undersigned borrower TEAM FINANCIAL, INC., a Kansas corporation (“Borrower”), promises to pay to the order of U.S. BANK N.A., a national banking association, (“Bank”), the principal sum of Four Million Dollars ($4,000,000.00), payable October 15, 2008 (the “Maturity Date”).”

(c)           The following is added to the end of the section entitled “Interest” on page 1 of the Note:

“On July 25, 2008, and thereafter, the unpaid principal balance will bear interest at an annual rate equal to Two Percent (2%) above the prime rate announced by Bank, which interest rate will be adjusted each time that the prime rate changes.”

4.             Continuing Security.  The Agreement and the Note, as hereby amended, are, and shall continue to be secured by the Security Documents and any reference to the Agreement and the Note in the Security Documents shall hereafter be deemed to include the Agreement and Note as hereby amended.

5.             Binding Obligations.  The Agreement, the Note, and the Security Documents, are, and shall remain, the binding obligations of Borrower, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Bank reserves unto itself all rights and privileges granted thereunder.

6.             Reaffirmation; Authority.  Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Agreement, the Note, and the Security Documents as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein.  Borrower further represents and warrants that it is not in default under any of its obligations under the Agreement, the Note, and the Security Documents, and that it has full power and authority to execute and deliver this Amendment, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.

7.             Release.  Borrower hereby releases Bank and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Bank occurring at any time prior to the execution of this Amendment, with respect to Borrower, the Agreement, the Note, the Security Documents and any related loan documents.

8.             Expenses.  Borrower agrees to pay all expenses incurred by Bank in connection with this Amendment, including, but not limited to, Bank’s legal fees and recording fees.  Said sums are payable on demand and are secured by the Security Documents.

9.             Applicable Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Nebraska.

10.          Notice Required under Nebraska Revised Statutes §45-1,113.  A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING, OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

11.          Closing Conditions.  Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Bank shall have received the following, all in form acceptable to Bank:

(a)           this Amendment, duly executed by Borrower;

(b)           the Borrowing Resolutions of Board of Directors, certified by the Secretary of Borrower; and

(c)           a current certificate of good standing for Borrower issued by the Kansas Secretary of State (or other evidence of good standing acceptable to Bank); and

(d)           such other documents and information as Bank may request.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-

AMENDMENT TO REVOLVING CREDIT AGREEMENT AND NOTE

Borrower:

TEAM FINANCIAL, INC.

By:	/s/ Robert J. Weatherbie
Robert J. Weatherbie, Chairman

Bank:

U.S. BANK N.A.

By:	/s/ Timothy N. Scheer
Timothy N. Scheer, Vice President